SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               February 11, 1999
                                                --------------------------------


                                   INVU, INC.
               (Exact name of registrant as specified in charter)



            Colorado                     000-22661                84-1135638
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                       Identification No.



                         The Beren, Blisworth Hill Farm
                                   Stoke Road
                       Blisworth, Northamptonshire NN7 3DB
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:             (01604) 859893
                                                   -----------------------------



                          Sunburst Acquisitions I, Inc.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
        ---------------------------------------------

         Engagement of  New Certifying Accountant

         On February 12, 1999, Grant Thornton was appointed as the principal accountant of the registrant. This appointment was unanimously approved by the Boards of Directors of the registrant.

         During the registrant's two most recent fiscal years and the subsequent interim period prior to its engagement, Grant Thornton, except as set forth below, was not consulted regarding any of the items, events or circumstances listed in Item 4(b) of Form 8-K and Item 304(a)(2) of Regulation S-B with regard to the registrant.

         The registrant consulted with Grant Thornton regarding the reverse acquisition of the registrant by Invu Plc involving the registrant's acquisition of all of the issued and outstanding capital stock of Invu Plc in exchange for shares of common stock of the registrant, as described and defined in the registrant's Form 8-K dated August 31, 1998 and filed with the Securities and Exchange Commission (the "Share Exchange"). More specifically, after consummation of the Share Exchange, the registrant and Grant Thornton discussed the accounting treatment with respect to the Share Exchange, including whether the Share Exchange should be accounted for as an acquisition which creates goodwill, or as a recapitalization of Invu Plc. Grant Thornton was of the view that the Share Exchange should be accounted for as a recapitalization of Invu Plc. The former principal accountant of Invu Plc, Deloitte & Touche, was also consulted and had engaged in preliminary discussions with the management of Invu Plc with respect to this issue but did not reach a final determination with respect to this issue prior to its resignation as principal accountant of Invu Plc.

         Pursuant to Item 4(b) of Form 8-K and Item 304(a)(2)(ii)(D) of Regulation S-B, the registrant has requested Grant Thornton to review the disclosure concerning Grant Thornton in this Item 4 and has provided Grant Thornton the opportunity to furnish the registrant a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the registrant's expression of its views, or the respects in which it does not agree with the statements by the registrant made in this Item 4 response to
Item 304(a)(2)(ii)(D) of Regulation S-B. Grant Thornton reviewed the information provided in response to this Item 4 and has advised the registrant that it does not have any new information or clarification of the registrant's views and it agrees with the statements made by the registrant under this Item 4.

Item 5. OTHER EVENTS
        ------------

         Resignation of Principal Accountant of Invu Plc.

         On February 15, 1999, Deloitte & Touche resigned as the principal accountant of Invu Plc at the request of the Board of Directors of Invu Plc, a wholly-owned subsidiary of the registrant. Deloitte & Touche has never been the principal accountant of the registrant.

         Invu Plc is a significant subsidiary of the registrant, and the Share Exchange will be accounted for as a recapitalization of Invu Plc pursuant to reverse acquisition accounting principles. As a result, the financial statements of the registrant will be the financial statements of Invu Plc since its inception. However, the registrant's principal accountant never expressed reliance on Deloitte & Touche's report with respect to Invu Plc in its reports. Accordingly, the registrant does not believe it is required to report the resignation of Deloitte & Touche as the principal accountant of Invu Plc. The registrant voluntarily reports that the only report of Deloitte & Touche on the financial statements of Invu Plc, for the period from incorporation on May 23, 1997 to January 31, 1998, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During Invu Plc's two most recent fiscal years and the



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subsequent   interim   period   preceding  such   resignation,   there  were  no
disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. None of the reportable events listed in Item 304(a)(1)(iv) of Regulation S-B occurred with respect to Invu Plc and Deloitte & Touche.

         The registrant has provided Deloitte & Touche with a copy of this Form 8-K, and Deloitte & Touche has provided to the registrant a response addressed to the Securities and Exchange Commission as to Deloitte & Touche's agreement with the statements made in this Item 5 with respect to Deloitte & Touche. Deloitte & Touche's response letter is filed as an exhibit to this Form 8-K.

         Change of Registrant's Name

         On February 22, 1999, the registrant held a Special Meeting of Shareholders to amend the registrant's Articles of Incorporation changing the name of the registrant from Sunburst Acquisitions I, Inc. to Invu, Inc. This amendment to the Articles of Incorporation was adopted by a majority of the shareholders of the corporation. A complete copy of the Articles of Incorporation as amended is filed as an exhibit to this Form 8-K.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

         (c)      Exhibits

         The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

         3.1      Articles of Incorporation, as amended.

         16.1     Letter regarding change of principal accountant for Invu Plc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SUNBURST ACQUISITIONS I, INC.
                                  (Registrant)



Date:  March 12, 1999         By:  /s/ David Morgan
                                   ---------------------------------------------
                                         David Morgan
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)






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                                INDEX TO EXHIBITS


Exhibit No.                         Exhibit                                 Page
-----------                         -------                                 ----

    3.1        Articles of Incorporation, as amended.

   16.1 Letter regarding change of principal accountant for Invu Plc.









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